VALIC COMPANY I
Supplement to Prospectus dated October 1, 2008
Capital Conservation Fund. In the section titled “About VC I’s Management — Investment Sub-Advisers — AIG Global Investment Corp.,” the disclosure with respect to Michele Varvaro is deleted in its entirety effective July 22, 2009. Messrs. Burns, Dunlevy and Vanden Assem will continue as portfolio managers for the Fund and will manage the Fund’s investments on a day-to-day basis.
Date: July 29, 2009

VALIC COMPANY I
Supplement to Statement of Additional Information dated October 1, 2008
In the section titled “Portfolio Managers” under the heading “Other Accounts,” beginning on page 46, all references to Michele Varvaro are deleted in their entirety.
Date: July 29, 2009